Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Randall L. Stephenson	04/22/19
Randall L. Stephenson	Date
Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Samuel A. Di Piazza, Jr.	04/25/19
Samuel A. Di Piazza, Jr.	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Richard W. Fisher	04/25/19
Richard W. Fisher	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Scott T. Ford	04/25/19
Scott T. Ford	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Glenn H. Hutchins	04/25/19
Glenn H. Hutchins	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ William E. Kennard	04/25/19
William E. Kennard	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Michael B. McCallister	04/26/19
Michael B. McCallister	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Beth E. Mooney	04/25/19
Beth E. Mooney	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Matthew K. Rose	04/25/19
Matthew K. Rose	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Cynthia B. Taylor	04/25/19
Cynthia B. Taylor	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Laura D’Andrea Tyson	04/25/19
Laura D’Andrea Tyson	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, George B. Goeke, Julianne K. Galloway, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Geoffrey Y. Yang	04/25/19
Geoffrey Y. Yang	Date
Director